October 25, 2011
Third Quarter 2011 Conference Call

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Presentation Outline
• Executive Summary
 Summary of Q3 2011 Results (pg. 4)
• Operational Highlights by Segment
 Contracting Services (pg. 9)
 Oil & Gas (pg. 16)
• Key Balance Sheet Metrics (pg. 19)
• 2011 Outlook (pg. 21)
• Non-GAAP Reconciliations (pg. 25)
• Questions & Answers
Welding and spooling pipe at Ingleside Spoolbase

Executive
Summary

Quarter Ended			Nine Months Ended	
	9/30/2011	9/30/2010	6/30/2011	9/30/2011	9/30/2010
Revenues	**$ 372**	**$ 393**	**$ 338**	**$ 1,002**	**$ 894**
Gross Profit:					
Operating	126	88	131	335	192
	34%	22%	39%	33%	21%
Oil & Gas Impairments/ARO Increases	(2)	(1)	(23)	(25)	(172)
Exploration Expense	(2)	-	(8)	(10)	(2)
Total	$ 122	$ 87	$ 100	$ 300	$ 18
Net Income (Loss)	**$ 46**	**$ 26**	**$ 41**	**$ 113**	**$ (77)**
Diluted Earnings (Loss) Per Share	**$ 0.43**	**$ 0.25**	**$ 0.39**	**$ 1.06**	**$ (0.74)**
Adjusted EBITDAX (A)					
Contracting Services	$ 84	$ 102	$ 69	$ 189	$ 224
Oil & Gas	100	50	115	338	173
Corporate / Elimination	(6)	(10)	(8)	(24)	(63)
Adjusted EBITDAX	**$ 178**	**$ 142**	**$ 176**	**$ 503**	**$ 334**

Executive Summary
($ in millions, except per share data)
(A) See non-GAAP reconciliations on slides 26-27.

Executive Summary
• Q3 2011 EPS of $0.43 per diluted share driven by continuing strong results from the oil and gas business and robust activity levels for the well intervention and robotics businesses
• Contracting Services
 o 99% utilization in well intervention business
 o Continued improvement in ROV and trenching utilization in the robotics business
 o Significantly improved utilization in subsea construction with Express and Intrepid achieving 95%
 utilization in the third quarter
• Oil and Gas
 o Third quarter average production rate of 127 Mmcfe/d (69% oil)
 ▪ July production impacted by scheduled downtime of third party pipeline servicing Phoenix field (~10 days)
 ▪ August production for Phoenix field impacted by third party pipeline flow restrictions
 (~7 days)
 ▪ September production impacted by third party pipeline safety shutdowns associated with
 Tropical Storm Lee (~7 days)
 o Production through October 23 averaged approximately 128 Mmcfe/d (~70% oil)
 ▪ October production impacted by third party pipeline disruption affecting our Danny well in the
 Bushwood field

Executive Summary
• Oil and Gas (continued)
 o Oil and gas production totaled 11.7 Bcfe in Q3 2011 versus 12.7 Bcfe in Q2 2011 (year-to-date production of 38.7 Bcfe)
 ▪ Avg realized price for oil of $100.93 / bbl ($101.43 / bbl in Q2 2011), inclusive of hedges
 ▪ Avg realized price for natural gas and natural gas liquids (NGLs) of $6.15 / Mcf ($6.17 / Mcf in Q2 2011), inclusive of hedges
 • Gas price realizations benefited from sales of natural gas liquids
 • NGL production of 0.8 Bcfe in both Q3 2011 and Q2 2011
• Higher tax rate in Q3 (33%) due to higher portion of U.S. income
• Balance sheet continues to strengthen
 o Repurchased $75 million of senior unsecured notes
 o Cash decreased to $375 million at 9/30/2011 from $414 million at 6/30/2011 due to debt repurchases
 o Liquidity* decreased to $933 million at 9/30/2011 from $965 million at 6/30/2011 (debt repurchases)
 o Gross debt decreased to $1.17 billion at 9/30/2011 from $1.25 billion at 6/30/2011
 o Net debt decreased to $796 million at 9/30/2011 from $833 million at 6/30/2011
*Liquidity as we define it is equal to cash and cash equivalents ($375 million), plus available capacity under our revolving credit facility ($558 million).

Operational
Highlights

HELIX
ENERGY SOLUTIONS GROUP

	Quarter Ended		
	September 30		June 30
	2011	2010	2011
Revenues (A)			
Contracting Services	$ 230	$ 239	$ 171
Production Facilities	20	74	21
Total Revenue	$ 250	$ 313	$ 192
Gross Profit (A)			
Contracting Services	$ 56	$ 42	$ 38
Profit Margin	*24%*	*18%*	*22%*
Production Facilities	11	45	12
Profit Margin	*55%*	*60%*	*59%*
Total Gross Profit	$ 67	$ 87	$ 50
Gross Profit margin	*27%*	*28%*	*26%*

($ in millions, except percentages)
(A) See non-GAAP reconciliation on slides 26-27. Amounts are prior to intercompany eliminations.
Contracting Services
• 99% utilization in Well Ops
• 63% utilization in Subsea Construction due
 to improved activity levels for Express and
 Intrepid
• Caesar in shipyard for planned upgrades;
 completed sea trials in mid-October and
 transited to Mexico for accommodations
 project
Helix Producer I deployed on Helix’s Phoenix field
in Green Canyon 237 (Gulf of Mexico)

Quarter Ended		
	September 30		June 30
	2011	2010	2011
Independence Hub	$ 4	$ 4	$ 4
Deepwater Gateway (Marco Polo)	1	1	1
Clough Helix JV	-	1	1
Equity in Earnings	$ 5	$ 6	$ 6

($ in millions)
Equity in Earnings of Equity Investments

Contracting Services - Well Ops
GOM
• Q4000 worked for Shell and Anadarko on multiple projects
 throughout the third quarter
• 100% utilization achieved in the third quarter
• Current backlog extends to Q4 2012 and is building into 2013
North Sea
• Seawell and Well Enhancer posted a combined 98%
 utilization in the third quarter
• Strong outlook anticipated for both vessels for the rest of
 2011; backlog building well into 2012
Asia Pacific
• Normand Clough working for Clough Helix JV on a day rate
 construction project for COOEC offshore China
• Wellhead cutting system completed two wellhead removals in
 Q3; scheduled to complete 10+ removals beginning in Q4
 2012
Well Enhancer, operating in the North Sea, is the
world’s only monohull well intervention vessel
capable of deploying coiled tubing

Contracting Services - Robotics
• Strong chartered vessel utilization in all three
 regions during the third quarter
• Secured a three year ROV contract with Technip
 utilizing two newly acquired ROVs
• ROVDrill upgrades completed; initial project to
 commence in the fourth quarter
• Awarded a 30 day wind farm trenching project
 utilizing the Island Pioneer, Deep Cygnus, T750,
 T600, and i-Trencher  scheduled to commence in
 December
• Expanding focus on renewable energy market
 such as wind farm development
 o New chartered vessel, Grand Canyon,
 under construction with 2012 delivery
 o Building new trencher, the T-1200, to be
 paired with the Grand Canyon
Various components of the Grand Canyon’s hull
being fabricated and welded in Turkey
iTrencher being deployed in the North Sea

Contracting Services - Subsea Construction
Contracting Services - Subsea Construction
• Express and Intrepid posted a combined 95% utilization in the third quarter (excluding the Caesar)
• Express completed projects for Noble, Chevron and Newfield
• Intrepid completed projects for Noble and Chevron; deployed to California on October 16
• Caesar remained in the shipyard all of Q3 undergoing planned maintenance and upgrades; left the shipyard in mid-October to perform accommodations work in Mexico’s Bay of Campeche
Intrepid performed pipelay and saturation
diving operations in the Gulf of Mexico
during the third quarter

Non-DP Storage Tanker
Q4000
12" Flex Export Line
Floating Offloading Hose
(Hawser not shown)
Helix Producer I
5" 10,000 PSI
Flexible Riser
32 lbs/ft Casing (5-5/8" ID)
(All Threaded, Q4000 Installed)
FLOW
Intervention
Riser System
Riser
Stack Can Connect to BOP,
Wellhead or Tree
IRS
Well
Cap
BOP
Stack
Well Cap

Helix Fast Response System (HFRS)
• Utilizes vessels and subsea
 systems proven in Gulf of
 Mexico spill response and
 containment efforts
• Capability to capture and
 process up to 55,000 bpd in
 water depths to 10,000 feet at
 15,000 psi
• 24 independent E&P operators
 have signed on to include HFRS
 in drilling permit applications
• Cited as spill response and
 containment plan in 38
 approved deepwater permits to
 date

HELIX
ENERGY SOLUTIONS GROUP
100%
80%
60%
40%
20%
0%
93%
31%
63%
99%
99%
99%
83%
89%
99%
68%
54%
67%
3Q 2010
2Q 2011
3Q 2011
Subsea Construction Vessels
• Intrepid
ROV / Trencher Support Vessels
• Olympic Canyon (2)
Well Intervention Vessels
• Seawell
ROVs and Trenchers
• 41 ROVs

Contracting Services Utilization
• Express
• Caesar (1)
• Island Pioneer (2)
• Deep Cygnus (2)
• Normand Clipper (2)
• Olympic Triton (2)
• Well Enhancer
• Q4000
• 2 ROVDrill Units
• 3 Trenchers
(1) Vessel in shipyard during third quarter undergoing planned maintenance and upgrades. Completed upgrades and sea trials on October 13. Caesar transited to Mexico to begin accommodations project in Mexico’s Bay of Campeche.
(2) Chartered vessels.

HELIX ENERGY SOLUTIONS GROUP

Financial Highlights

($ in millions, except production and price data)

	Quarter Ended		
	September 30		June 30
	2011	2010	2011
Revenue	$ 159	$ 96	$ 172
Gross Profit - Operating	60	3	82
Oil & Gas Impairments and ARO Increases	(2)	(2)	(23)
Exploration Expense	(2)	-	(8)
Total	$ 56	$ 1	$ 51
Gain (loss) on Oil & Gas Derivative Contracts	$ -	$ -	$ -
Production (Bcfe):			
Shelf	4.3	4.7	4.6
Deepwater	7.4	5.7	8.1
Total	11.7	10.4	12.7
Oil (Mmbls)	1.3	0.8	1.4
Gas (Bcf)	3.6	5.9	4.1
Total (Bcfe)	11.7	10.4	12.7
Average Commodity Prices (A):			
Oil / Bbl	$ 100.93	$ 73.63	$ 101.43
Gas / Mcf	$ 6.15	$ 6.13	$ 6.17

(A) Including effect of settled hedges
 and mark-to-market derivative
 contracts.
Oil & Gas

HELIX
ENERGY SOLUTIONS GROUP

	Quarter Ended											
	September 30								June 30			
	2011				2010				2011			
	Total		per Mcfe		Total		per Mcfe		Total		per Mcfe	
DD&A (A)	**$**	**50**	**$**	**4.25**	**$**	**54**	**$**	**5.24**	**$**	**52**	**$**	**4.13**
Operating and Other:												
Operating Expenses (B)	$	38		3.26	$	27		2.64	$	29		2.32
Workover		4		0.32		4		0.36		2		0.18
Transportation		2		0.15		2		0.18		1		0.11
Repairs & Maintenance		2		0.20		3		0.25		3		0.24
Other		3		0.23		2		0.19		3		0.26
Total Operating & Other	**$**	**49**		**4.16**	**$**	**38**		**3.62**	**$**	**38**		**3.11**
Total	**$**	**99**	**$**	**8.41**	**$**	**92**	**$**	**8.86**	**$**	**90**	**$**	**7.24**

Oil & Gas
(A) Included accretion expense. Q2 2011 DD&A rate positively affected (approximately $9.2 million) due primarily to increased proved reserves at our Phoenix field as a result of better than expected production rates (net of adjustments in other fields).
(B) Excluded exploration expense, net hurricane-related costs (reimbursements) and abandonment costs. Included $8.4 and $9.4 million related to a weather derivative contract (catastrophic bond) for the quarters ended September 30, 2011 and September 30, 2010, respectively.
Operating Costs ($ in millions, except per Mcfe data)

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Pricing Basis	Swap Pricing	Average Collar Price	
						Floor	Ceiling
2011	106,000	490,000	596,000	WTI	$ 82.62	$ 95.00	$ 124.59
2011	150,000	-	150,000	Brent		$ 100.00	$ 122.80
2012	900,000	-	900,000	WTI		$ 96.67	$ 118.57
2012	1,667,500	192,500	1,860,000	Brent	$ 103.20	$ 99.42	$ 117.59
2013	500,000	500,000	1,000,000	Brent	$ 99.15	$ 95.00	$ 102.60
Natural Gas (mcf)							
2011	-	2,110,000	2,110,000	Henry Hub	$ 4.93		
2012	2,000,000	4,000,000	6,000,000	Henry Hub	$ 4.70	$ 4.75	$ 5.09
Subtotals (mcfe)							
2011	1,536,000	5,050,000	6,586,000				
2012	17,405,000	5,155,000	22,560,000				
2013	3,000,000	3,000,000	6,000,000				
Grand Totals	**21,941,000**	**13,205,000**	**35,146,000**

Summary of Oct 2011 - Dec 2013 Hedging Positions *
* As of October 23, 2011.

Key Balance
Sheet Metrics

($ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,248
$833
$1,172
$796
$2,000
$1,500
$1,000
$500
$0
Debt (A)
$1,000
$750
$500
$250
$0
Liquidity (B)
12/31/2008
12/31/2009
12/31/2010
6/30/2011
9/30/2011
Gross Debt
Net Debt
Liquidity

Debt and Liquidity Profile
 Liquidity of approximately $933 million at 9/30/2011

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity, as we define it, is equal to cash and cash equivalents ($375 million), plus available capacity under our revolving credit facility ($558 million).

2011 Outlook

2011 Outlook
We expect to continue to improve our liquidity position in 2011.
Broad Metrics	2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Oil and Gas Production	50 Bcfe	49 Bcfe	47 Bcfe
EBITDAX	$625+ million	$475 million	$430 million
CAPEX	$275 million	$225 million	$179 million
Commodity Price Deck		2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Hedged	Oil	$95.89 / bbl	$87.11 / bbl	$75.27 / bbl
	Gas	$5.82/ mcf	$4.80/ mcf	$6.01 / mcf

2011 Outlook
• Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell in 2011 and building well into
 2012
 o Well Enhancer to work in West Africa this winter
 o Intrepid deployed to California performing field development projects through early 2012
 o Express working through a full backlog for the remainder of 2011 and is scheduled to work in the North Sea in the second half of 2012
 o Caesar deployed to Mexico’s Bay of Campeche in mid-October for accommodations project
 o Continued focus on trenching and cable burial business with non-oilfield projects growing
 o Five vessels scheduled for regulatory drydocks in 2012; will provide some headwind next year
• Production Facilities
 o HP I continues production at Phoenix field
• Oil and Gas
 o Forecasted 2011 overall production of 50 Bcfe
 ▪ 67% oil and 64% deepwater
 ▪ Assumes no further significant storm disruptions

2011 Outlook
• Capital Expenditures
 o Contracting Services ($110 million)
 ▪ Continued incremental investment in robotics business, with a focus on adding trenching spread capacity
 ▪ Seeking to deploy capital in well intervention business
 ▪ Caesar thruster upgrade completion
 o Oil and Gas ($165 million)
 ▪ Focus capital investment on oil development with relatively fast payback
 ▪ Two major planned well projects in the 2nd half of the year
 ▪ Nancy (completion) - commenced in Q3
 ▪ Kathleen (development drill) - expected to commence in Q4/ Q1 2012
 ▪ Shelf platform construction and opportunistic workovers

Non-GAAP
Reconciliations

Quarter Ended			Nine Months Ended	
	September 30		June 30	September 30	
	2011	2010	2011	2011	2010
Net income (loss) applicable to common shareholders	$ 46	$ 26	$ 41	$ 113	$ (77)
Non-cash impairments	-	-	12	12	171
Gain on asset sales	-	-	-	(1)	(6)
Preferred stock dividends	-	-	-	-	-
Income tax provision (benefit)	23	18	16	49	(42)
Net interest expense and other	35	22	24	81	64
Depreciation and amortization	72	76	75	239	222
Exploration expense	2	-	8	10	2
Adjusted EBITDAX	$ 178	$ 142	$ 176	$ 503	$ 334

Non-GAAP Reconciliations
Adjusted EBITDAX ($ in millions)
We calculate Adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted
EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Quarter Ended					
	September 30				June 30	
	2011		2010		2011	
Revenues						
Contracting Services	$	230	$	239	$	171
Production Facilities		20		74		21
Intercompany elim. - Contracting Services		(26)		(16)		(14)
Intercompany elim. - Production Facilities		(11)		-		(12)
Revenue as Reported	$	213	$	297	$	166
Gross Profit						
Contracting Services	$	56	$	42	$	38
Production Facilities		11		45		12
Intercompany elim. - Contracting Services		(1)		-		-
Intercompany elim. - Production Facilities		-		-		-
Gross Profit as Reported	$	66	$	87	$	50
Gross Profit Margin		31%		29%		30%

27

Revenue and Gross Profit As Reported ($ in millions)
Non-GAAP Reconciliations